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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 22, 2000

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                          AMERICAN GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)

                       TEXAS                              1-7981                                 74-0483432
             (State or other jurisdiction         (Commission File Number)          (I.R.S. Employer Identification No.)
         of incorporation or organization)


         2929 ALLEN PARKWAY
         HOUSTON, TEXAS                                                                               77019
        (Address of principal executive offices)                                                    (Zip code)
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       Registrant's telephone number, including area code: (713) 522-1111



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ITEM 5.  OTHER EVENTS.

         On June 22, 2000, American General Corporation ("American General") priced the public offering of 300,000 8 1/2% Capital Trust Pass-through
Securities ("TRUPS") of American General Capital II, a subsidiary trust of
American General, at $994.71 per security. Each TRUPS security will pay cumulative cash distributions at the annual rate of 8 1/2 % of the stated $1,000 liquidation amount per security, payable semi-annually commencing on January 1, 2001. Closing is scheduled for June 27, 2000, subject to customary closing conditions. American General will use the proceeds from the offering of approximately $295 million (after underwriting and other associated costs) to repay short-term indebtedness. In connection with the issuance of the TRUPS, American General will issue $309,279,000 principal amount of its 8 1/2% Junior
Subordinated Debentures due 2030 to American General Capital II. The TRUPS will be issued pursuant to the shelf registration statement filed under the Securities Act of 1933, as amended, of American General, American General
Capital II and certain other trusts (Registration Statement No. 333-40583, et seq.).


ITEM 7.              FINANCIAL STATEMENTS AND EXHIBITS.

               (c)   Exhibits

                      1.1  Underwriting Agreement for Preferred Securities of
                           American General Capital II (incorporated by reference to the 8-K of American General previously filed with the Securities and Exchange Commission on September 8, 1999).

                      1.2  Pricing Agreement dated June 22, 2000.

                      4.1  Resolutions establishing terms of 8 1/2% Junior
                           Subordinated Debentures due 2030.

                      4.2  Form of 8 1/2% Junior Subordinated Debentures due
                           2030 (included in Exhibit 4.1).

                      4.3  Form of Amended and Restated Declaration of Trust of
                           American General Capital II among American General, as sponsor, the Trustees named therein and the holders from time to time of undivided beneficial interest in the assets of American General Capital
                           II.

                      4.4 Form of Global Certificate for Preferred Securities of American General Capital II (included in Exhibit
                           4.3).

                      4.5  Preferred Securities Guarantee Agreement between
                           American General, and Bankers Trust Company.

                      8.1 Opinion of Vinson & Elkins L.L.P. as to certain federal income tax matters.

                      23.1 Consent of Vinson & Elkins L.L.P. (included in
                           Exhibit 8.1).




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    AMERICAN GENERAL CORPORATION




Date: June 27, 2000                           By: /s/ C. JEFFREY GAY
                                                  ------------------------------
                                                  Name: C. Jeffrey Gay
                                                  Title: Vice President and
                                                         Assistant Treasurer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER           DESCRIPTION
------           -----------
 1.1             Underwriting Agreement for Preferred Securities of American
                 General Capital II (incorporated by reference to the 8-K of
                 American General previously filed with the Securities and
                 Exchange Commission on September 8, 1999).

 1.2             Pricing Agreement dated June 22, 2000.

 4.1             Resolutions establishing terms of 8 1/2% Junior Subordinated
                 Debentures due 2030.

 4.2             Form of 8 1/2% Junior Subordinated Debentures due 2030
                 (included in Exhibit 4.1).

 4.3             Form of Amended and Restated Declaration of Trust of American
                 General Capital II among American General, as sponsor, the
                 Trustees named therein and the holders from time to time of undivided beneficial interest in the assets of American General
                 Capital II.

 4.4             Form of Global Certificate for Preferred Securities of American
                 General Capital II (included in Exhibit 4.3).

 4.5             Preferred Securities Guarantee Agreement between American
                 General, and Bankers Trust Company.

 8.1 Opinion of Vinson & Elkins L.L.P. as to certain federal income tax matters.

23.1             Consent of Vinson & Elkins L.L.P.  (included in Exhibit 8.1).
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